                           ANNUAL REPORT / DECEMBER 31 1998
                                 AIM JAPAN GROWTH FUND

                              Cover art for Japan Growth

AIM LOGO


                     INVEST WITH DISCIPLINE-Registered Trademark-

THE WAVE, FROM "ONE HUNDRED FAMOUS VIEWS OF EDO"
BY ANDO TOKITARO HIROSHIGE, (1797 - 1858, JAPANESE)
ONE OF THE LAST GREAT PRINTMAKERS OF THE UKIYO-E SCHOOL, HIROSHIGE WAS 19TH-CENTURY JAPAN'S MOST POPULAR ARTIST.
BEFORE HIROSHIGE, JAPANESE LANDSCAPES WERE PAINTED IN A FORMAL, ACADEMIC MANNER. HIROSHIGE INTRODUCED A MORE NATURAL, LYRICAL APPROACH THAT HAD ENORMOUS POPULAR APPEAL. DURING HIS LIFETIME, HIROSHIGE PRODUCED OVER 5,000 PRINTS. THE WAVE BELONGS TO A SERIES DEPICTING WELL-KNOWN VIEWS AROUND EDO (NOW TOKYO).

Cover art for Japan Growth

AIM Japan Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests primarily in equity securities of companies located in Japan.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Japan Growth Fund (formerly GT Global Japan Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended December 31, 1998, the Fund paid distributions of $0.01 per share for Class A, Class B, and Advisor class shares.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
       (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The MSCI Japan Index is an arithmetic average, weighted by market value, of the performance of 310 securities listed on the Japanese stock exchanges.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                 AIM JAPAN GROWTH FUND

                          ANNUAL REPORT / CHAIRMAN'S LETTER


MR. BAUER'S PHOTO


DEAR FELLOW SHAREHOLDER:

As the fiscal year opened, markets were recovering from the concerns produced by financial crises in Asia during 1997, and this optimism early in 1998 led several market indexes to all-time highs in spring and early summer. However, the year was to bring two particularly serious financial shocks, first the debt default by Russia, and later the gathering crisis in Brazil, which devalued its currency shortly after the fiscal year closed. The result was another year of significant market volatility.

  Optimism yielded to pessimism over the summer as global financial crises precipitated a worldwide loss of confidence that affected even previously high-flying U.S. blue chips and market-leading European stocks. The deep market correction bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.

  Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, equities were again rallying. Of course, not all markets rebounded into positive territory. Europe and the U.S. regained their market leadership, but investors in most emerging markets suffered serious financial loss over the year.

HOW SHOULD INVESTORS RESPOND?

We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.

  In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS

On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN

Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.

  We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.

  We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ Charles T. Bauer
------------------------------
Charles T. Bauer
Chairman, A I M Advisors, Inc.


    . . . WE ARE PLEASED TO NOTE THAT MOST MUTUAL FUND SHAREHOLDERS REMAINED COOL HEADED AND DID NOT PULL OUT OF THE MARKETS DURING 1998.

                                 AIM JAPAN GROWTH FUND

                            ANNUAL REPORT / MANAGERS' OVERVIEW

WEAK REFORM AND VOLATILE MARKETS HINDER JAPAN'S RECOVERY


THE ASIAN CRISIS CONTINUED TO DEEPEN IN 1998. HOW DID THIS AFFECT THE FUND'S PERFORMANCE?

Throughout 1998, Asia's markets experienced sharp movements in stock prices. Slight gains at the first of the year were overshadowed by a deep downturn in the summer. The decline was caused primarily by worldwide currency troubles and Russia's foreign debt default.

  In the fall, a series of rate cuts by the U.S. Federal Reserve Board (the
Fed), a stronger yen and falling interest rates across Asia gave investors courage to return to the region, and Asia's markets experienced a dramatic upward reversal. Nevertheless, at year end Japan was still in recession, and pessimism was the predominant mood among investors.


  The Fund survived the volatility to end the fiscal year with a total return of -0.54% for Class A shares, -1.25% for Class B shares, and -0.31% for Advisor Class shares. In comparison, the MSCI Japan Index returned 5.25% for the same period.


HOW DID THE MARKET ENVIRONMENT CHANGE IN JAPAN DURING 1998?

The environment in Japan was extremely inhospitable for equity investors throughout most of the year. The economy continued to deteriorate, led by sharp cutbacks in private sector capital expenditure and declining consumption.

  For the most part, the Japanese government's efforts to revive the economy proved ineffective, despite headline-making figures for a variety of reform packages. During the last half of 1998, the government earmarked 60 trillion yen for bank reform and 24 trillion yen for other fiscal measures. The influx of cash encouraged a short-lived market rally in the fall, but clearly it did not alleviate the stress in the financial system: bankruptcies were still soaring, and bank lending continued to shrink. The bank reform deal, in particular, was very short on details, and its implementation was far from clear.

  Given the harsh economic conditions, it's not surprising that corporate profits fell significantly. We've seen isolated examples of positive change in individual companies, but there has been little evidence of aggressive restructuring by corporate Japan as a whole.

WERE THERE ANY POSITIVE FACTORS THAT HELPED FUND PERFORMANCE?

The portfolio's various defensive holdings, such as those in the pharmaceutical industry, gave a needed boost to performance. For instance, Yamanouchi Pharmaceuticals was available at a very reasonable price given the company's future growth potential. Yamanouchi's research efforts are geared to the needs of Japan's aging population. The company is designing new drugs and therapies to treat a wide range of adult and geriatric diseases. Yamanouchi is also integrating its research & development, marketing, and production efforts around the world to place itself in a globally competitive position.

  Our largest holding at the end of the year, Takeda Chemicals, is also a pharmaceutical firm. Takeda's focus on the bottom line and its adherence to global business standards have earned it high regard from investors.

FOR THE MOST PART, THE JAPANESE GOVERNMENT'S EFFORTS TO REVIVE THE ECONOMY PROVED INEFFECTIVE, DESPITE HEADLINE-MAKING FIGURES FOR A VARIETY OF REFORM PACKAGES.

  Another good holding was a new issue from NTT Mobile Communications, Japan's largest cellular telephone operator. Widespread use of cell phones in Japan has made this a high-growth area that is not being affected by the overall poor economic conditions.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE NEGATIVELY?

The easier monetary policy and weaker yen that we hoped to see from the Bank of Japan never materialized. In fact, the yen


MAP OF JAPAN
Sea of Japan
Sapporo
Fukuoka
Toko
Osaka
Pacific Ocean


        SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                             AIM JAPAN GROWTH FUND

ANNUAL REPORT / MANAGERS' OVERVIEW

increased sharply in value during the last half of 1998, signifying a further round of monetary tightening. A variety of factors contributed to the yen's rise, including the fear that a weak yen could trigger another round of currency devaluations in Asia.

  Because we expected the yen to weaken instead of strengthen, the Fund was adversely affected by its hedged currency position, with most of the yen converted back into dollars. This position was the most significant cause of the Fund's underperformance.

THE PORTFOLIO'S VARIOUS DEFENSIVE HOLDINGS, SUCH AS THOSE IN THE
PHARMACEUTICAL INDUSTRY, GAVE A NEEDED BOOST TO PERFORMANCE.

  Among our portfolio holdings, blue-chip stocks suffered significantly from the stronger yen. For instance, Sony has been an important portfolio holding in the past. But even this electronics giant was not impervious to the global financial crisis of 1998. Weakened by falling demand and severe pricing pressures, Sony's troubles were exacerbated by the stronger yen, which made exports relatively more expensive for buyers using U.S. dollars and other currencies.

  Another disappointment was Nichiei, a non-bank financial company that lends to small and medium-sized enterprises. Investors pushed the stock's low valuation even lower because of concerns about the possibility of rising defaults. We agree with the general sentiment but feel that the share price fell lower than warranted.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

Through much of 1998, we held the view that a major financial crisis or a high-profile corporate bankruptcy would cause a sufficient sense of emergency to spur a decisive change in monetary policy by the Bank of Japan. But the Japanese government and the Bank of Japan have been working diligently to prevent such a collapse. Weak corporations are relying on funding from government institutions to stay in business, and distressed banks are taking advantage of public money to support their capital bases. We see this as a desperate extension of the same ineffective policies that Japan has relied on for years. Unfortunately, the bailouts are not being accompanied by real structural change, deregulation or reform.

  A dramatic sell-off of Japanese bonds at the end of December 1998 may be an indication of a serious financial crisis waiting in the wings. If the government continues to enact huge fiscal packages that have virtually no lasting impact on the economy, we feel that such a crisis becomes a greater possibility. We would like to see a move by the Bank of Japan to adopt a substantially easier monetary policy, which should weaken the yen.

  After the reporting period came to a close, Japan's Financial
Revitalization Commission issued a statement announcing its heightened expectations about restructuring in the financial industry.

PORTFOLIO COMPOSITION
As of December 31, 1998,
based on total net assets

TOP 10 PORTFOLIO HOLDINGS
1.   Takeda Chemical Industries            6.5%

2.   Ito-Yokado Co., Ltd.                  6.2

3.   NTT Mobile Communications             4.9

4.   Sony Corp.                            4.1

5.   Nichiei Co., Ltd.                     4.1

6.   Yamanouchi
     Pharmaceuticals Co., Ltd.             3.9

7.   Bridgestone Corp.                     3.6

8.   Murata Manufacturing Co., Ltd.        3.5

9.   Matsushita-Kotobuki Electronics Ltd.  3.3

10.  Canon, Inc.                           3.3


TOP 5 INDUSTRIES
1.   Services                             24.9%

2.   Technology                           16.0

3.   Consumer Durables                    14.4

4.   Health Care                          11.9

5.   Finance                              10.0

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

The panel is pressing banks to liquidate their problem loans by the end of March 1999. It also stated that the Japanese government will not use public funds to support banks that are taking inadequate steps toward reform. Such a demonstration of leadership is an important move. Nevertheless, until we are more confident that words will be followed by actions, we will continue to manage the Fund defensively.


          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.
                             AIM JAPAN GROWTH FUND

ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM JAPAN GROWTH FUND VS. BENCHMARK INDEXES

7/19/85-12/31/98

             MSCI Japan Index     AIM Japan Growth Fund,
             In thousands         Class A Shares
 7/19/85     $10,000              $9,452
12/31/85      12,566              11,720
12/31/86      25,097              18,901
12/31/87      35,934              28,751
12/31/88      48,701              35,042
12/31/89      49,582              56,322
12/31/90      31,724              40,139
12/31/91      34,606              39,020
12/31/92      27,238              30,627
12/31/93      34,238              40,871
12/31/94      41,639              43,553
12/31/95      41,998              44,396
12/31/96      35,538              41,099
12/31/97      27,170              37,817
12/31/98      28,596              37,614

Past performance is no guarantee of comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/98, including sales charges

CLASS A SHARES
Inception (7/19/85)     10.35%
10 years                 0.14
5 years                 -2.75
1 year                  -6.01*

CLASS B SHARES
Inception (4/1/93)       0.64%
5 years                 -2.62
1 year                  -6.18**

ADVISOR CLASS SHARES
Inception (6/1/95)       0.13%
1 year                  -0.31

*  -0.54%, excluding sales charges
** -1.25%, excluding CDSC


Source: Towers Data Systems HYPO-Registered Trademark-Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART

The chart above compares your Fund's Class A shares to a benchmark index. The purpose of this comparison is to give you a general idea of your Fund's relative performance.

  It is important to understand the differences between your Fund and this index. An index measures performance of a hypothetical portfolio. A market index such as the MSCI Japan Index is not managed and incurs no sales charges, expenses, or fees. You cannot invest in an index. However, if you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Please note that data for the MSCI Japan Index are for the period 7/31/85-12/31/98.

                            AIM JAPAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
EQUITY INVESTMENTS                                                         SHARES      (NOTE 1)       ASSETS
-----------------------------------------------------------------------  -----------  -----------  -------------
Services (24.9%)
  Ito-Yokado Co., Ltd.{z} .............................................       55,000  $ 3,845,813        6.2
    RETAILERS-OTHER
  NTT Mobile Communications{z} ........................................           75    3,086,830        4.9
    WIRELESS COMMUNICATIONS
  Yoshinoya D&C Co., Ltd. .............................................          160    1,741,901        2.8
    RESTAURANTS
  Secom Co., Ltd. .....................................................       18,000    1,491,237        2.4
    CONSUMER SERVICES
  Fast Retailing Co., Ltd. ............................................       80,000    1,414,764        2.3
    RETAILERS-APPAREL
  Fuji Photo Film Co., Ltd. ...........................................       35,000    1,301,115        2.1
    CONSUMER SERVICES
  Ryohin Keikaku Co., Ltd. ............................................        6,300      839,219        1.3
    RETAILERS-APPAREL
  Nippon Telegraph & Telephone Corp. ..................................          101      779,536        1.2
    TELEPHONE NETWORKS
  Tsutsumi Jewelry Co., Ltd. ..........................................       41,800      665,959        1.1
    RETAILERS-OTHER
  Southland Corp.{l} -/- {\/} .........................................      185,600      353,800        0.6
    RETAILERS-OTHER
                                                                                      -----------
                                                                                       15,520,174
                                                                                      -----------
Technology (16.0%)
  Murata Manufacturing Co., Ltd. ......................................       52,000    2,158,612        3.5
    INSTRUMENTATION & TEST
  Matsushita-Kotobuki Electronics Ltd. ................................       95,000    2,051,691        3.3
    COMPUTERS & PERIPHERALS
  Fujitsu Ltd. ........................................................      134,000    1,785,006        2.9
    COMPUTERS & PERIPHERALS
  Rohm Co., Ltd. ......................................................       16,000    1,457,249        2.3
    SEMICONDUCTORS
  TDK Corp. ...........................................................       15,000    1,371,482        2.2
    COMPUTERS & PERIPHERALS
  Nihon Unisys Ltd. ...................................................       80,000    1,125,863        1.8
    COMPUTERS & PERIPHERALS
                                                                                      -----------
                                                                                        9,949,903
                                                                                      -----------
Consumer Durables (14.4%)
  Sony Corp. ..........................................................       35,200    2,564,135        4.1
    CONSUMER ELECTRONICS
  Bridgestone Corp.{z} ................................................      100,000    2,270,313        3.6
    AUTO PARTS
  Citizen Watch Co., Ltd. .............................................      300,000    1,805,629        2.9
    CONSUMER ELECTRONICS
  Sekisui Chemical Co., Ltd. ..........................................      250,000    1,681,714        2.7
    HOUSING
  Toyota Motor Corp. ..................................................       25,000      679,324        1.1
    AUTOMOBILES
                                                                                      -----------
                                                                                        9,001,115
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
EQUITY INVESTMENTS                                                         SHARES      (NOTE 1)       ASSETS
-----------------------------------------------------------------------  -----------  -----------  -------------
Health Care (11.9%)
  Takeda Chemical Industries{z} .......................................      105,000  $ 4,042,751        6.5
    PHARMACEUTICALS
  Yamanouchi Pharmaceutical Co., Ltd. .................................       76,000    2,448,575        3.9
    PHARMACEUTICALS
  Taisho Pharmaceutical Co., Ltd. .....................................       35,000      963,445        1.5
    PHARMACEUTICALS
                                                                                      -----------
                                                                                        7,454,771
                                                                                      -----------
Finance (10.0%)
  Nichiei Co., Ltd.{z} ................................................       32,000    2,549,124        4.1
    OTHER FINANCIAL
  Jafco Co., Ltd. .....................................................       45,000    1,218,800        2.0
    INVESTMENT MANAGEMENT
  Acom Co., Ltd. ......................................................       14,000      899,628        1.4
    CONSUMER FINANCE
  Diamond Lease Co., Ltd. .............................................      119,000      853,160        1.4
    OTHER FINANCIAL
  Takefuji Corp. ......................................................        9,300      679,102        1.1
    CONSUMER FINANCE
                                                                                      -----------
                                                                                        6,199,814
                                                                                      -----------
Consumer Non-Durables (8.6%)
  Wacoal Corp. ........................................................      118,000    1,517,561        2.4
    TEXTILES & APPAREL
  Asahi Breweries Ltd.{z} .............................................      100,000    1,473,712        2.4
    BEVERAGES - ALCOHOLIC
  Nintendo Corp., Ltd. ................................................       13,000    1,254,204        2.0
    TOYS
  Paris Miki, Inc. ....................................................       50,000    1,150,647        1.8
    OTHER CONSUMER GOODS
                                                                                      -----------
                                                                                        5,396,124
                                                                                      -----------
Capital Goods (5.3%)
  Canon, Inc.{z} ......................................................       95,000    2,030,669        3.3
    OFFICE EQUIPMENT
  Toshiba Corp. .......................................................      215,000    1,280,713        2.0
    ELECTRICAL PLANT/EQUIPMENT
                                                                                      -----------
                                                                                        3,311,382
                                                                                      -----------      -----

TOTAL EQUITY INVESTMENTS (cost $56,835,148) ...........................                56,833,283       91.1
                                                                                      -----------      -----

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
REPURCHASE AGREEMENT                                                                   (NOTE 1)       ASSETS
-----------------------------------------------------------------------               -----------  -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due
   January 4, 1999, for an effective yield of 4.50%, collateralized by
   $5,305,000 U.S. Treasury Bonds, 8.75% due 5/15/17 (market value of collateral is $7,424,645, including accrued interest).
   (cost $7,277,000) ..................................................               $ 7,277,000       11.6
                                                                                      -----------      -----

TOTAL INVESTMENTS (cost $64,112,148)  * ...............................                64,110,283      102.7
Other Assets and Liabilities ..........................................                (1,713,929)      (2.7)
                                                                                      -----------      -----

NET ASSETS ............................................................               $62,396,354      100.0
                                                                                      -----------      -----
                                                                                      -----------      -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
        {l} This is a U.S. security of which approximately 62.5% of its outstanding stock is owned by Ito-Yokado Co., Ltd.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $64,933,650 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,944,696
                 Unrealized depreciation:            (6,768,063)
                                                  -------------
                 Net unrealized depreciation:     $    (823,367)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT   DELIVERY    APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)        PRICE       DATE     (DEPRECIATION)
----------------------------------------  -------------   ----------  --------   ---------------
Japanese Yen............................   44,514,932      120.81250   2/12/99      $(3,128,486)
Japanese Yen............................    6,232,090      122.51500   2/12/99         (518,504)
Japanese Yen............................    2,670,896      118.24000   2/12/99         (133,683)
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $49,637,245)..................   53,417,918                                (3,780,673)
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 85.61%.
  Total Open Forward Foreign Currency
   Contracts............................                                            $(3,780,673)
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 of Notes to the Financial Statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      WRITTEN FUTURE CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                            EXPIRATION         NO. OF
DESCRIPTION                                    DATE           CONTRACTS       CURRENCY      MARKET VALUE
----------------------------------------  ---------------  ---------------  -------------  ---------------
Simex Nikkei 225 Index Future (Face
 17,799,224)............................       March 1999           290          JPY       $    18,965,146

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $56,835,148) (Note 1)..................................  $56,833,283
  Repurchase agreement, at value and cost..........................................................    7,277,000
  U.S. currency....................................................................................          270
  Receivable for initial margin (Note 1)...........................................................    1,868,000
  Receivable for Fund shares sold..................................................................      628,411
  Receivable from A I M Advisors, Inc..............................................................      252,032
  Dividends receivable.............................................................................       34,664
  Interest receivable..............................................................................          910
                                                                                                     -----------
    Total assets...................................................................................   66,894,570
                                                                                                     -----------
Liabilities:
  Payable for open forward foreign currency contracts (Note 1).....................................    3,780,673
  Payable for investment management and administration fees (Note 2)...............................      297,101
  Payable for Fund shares repurchased..............................................................      285,231
  Payable for service and distribution expenses (Note 2)...........................................       63,391
  Payable for transfer agent fees (Note 2).........................................................       26,130
  Payable for printing and postage expenses........................................................       15,566
  Payable for professional fees....................................................................       10,167
  Payable for registration and filing fees.........................................................        8,021
  Payable for Trustees' fees and expenses (Note 2).................................................        5,654
  Payable for custodian fees.......................................................................        5,537
  Payable for fund accounting fees.................................................................          641
  Other accrued expenses...........................................................................          104
                                                                                                     -----------
    Total liabilities..............................................................................    4,498,216
                                                                                                     -----------
Net assets.........................................................................................  $62,396,354
                                                                                                     -----------
                                                                                                     -----------
Class A:
Net asset value and redemption price per share ($37,607,822 DIVIDED BY 4,226,699 shares
 outstanding)......................................................................................  $      8.90
                                                                                                     -----------
                                                                                                     -----------
Maximum offering price per share (100/94.50 of $8.90) *............................................  $      9.42
                                                                                                     -----------
                                                                                                     -----------
Class B:+
Net asset value and offering price per share ($22,815,096 DIVIDED BY 2,669,627 shares
 outstanding)......................................................................................  $      8.55
                                                                                                     -----------
                                                                                                     -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,973,436 DIVIDED BY
 219,050 shares outstanding).......................................................................  $      9.01
                                                                                                     -----------
                                                                                                     -----------
Net assets consist of:
  Paid in capital (Note 4).........................................................................  $85,080,433
  Accumulated net realized loss on investments and foreign currency transactions...................  (20,069,001)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.......   (3,779,135)
  Net unrealized appreciation of investments.......................................................    1,164,057
                                                                                                     -----------
Total -- representing net assets applicable to capital shares outstanding..........................  $62,396,354
                                                                                                     -----------
                                                                                                     -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...........................................................................  $   802,460
  Dividend income (net of foreign withholding tax of $86,653)...............................      491,033
  Securities lending income.................................................................       53,757
                                                                                              -----------
    Total investment income.................................................................    1,347,250
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................      740,164
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   149,992
    Class B....................................................................      236,324      386,316
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................      294,620
  Printing and postage expenses.............................................................      179,750
  Registration and filing fees..............................................................      123,400
  Professional fees.........................................................................       62,645
  Custodian fees............................................................................       48,620
  Fund accounting fees (Note 2).............................................................       20,629
  Trustees' fees and expenses (Note 2)......................................................       13,140
  Other expenses............................................................................       24,753
                                                                                              -----------
    Total expenses before reductions........................................................    1,894,037
                                                                                              -----------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)..................................     (252,032)
      Expense reductions (Note 5)...........................................................      (27,338)
                                                                                              -----------
    Total net expenses......................................................................    1,614,667
                                                                                              -----------
Net investment loss.........................................................................     (267,417)
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (18,161,660)
  Net realized gain on foreign currency transactions...........................    3,387,626
                                                                                 -----------
    Net realized loss during the year.......................................................  (14,774,034)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................   (6,527,794)
  Net change in unrealized depreciation of investments.........................   22,781,499
                                                                                 -----------
    Net unrealized appreciation during the year.............................................   16,253,705
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................    1,479,671
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $ 1,212,254
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1998           1997
                                                                             -------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment loss......................................................   $  (267,417)   $  (801,848)
  Net realized loss on investments and foreign currency transactions.......   (14,774,034)    (1,309,551)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................    (6,527,794)       630,890
  Net change in unrealized appreciation (depreciation) of investments......    22,781,499     (8,170,261)
                                                                             -------------  -------------
    Net increase (decrease) in net assets resulting from operations........     1,212,254     (9,650,770)
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (54,192)      (110,678)
  In excess of net realized gain on investments............................          (607)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (30,844)       (61,407)
  In excess of net realized gain on investments............................          (345)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................        (1,907)
  In excess of net realized gain on investments............................           (21)       (71,057)
                                                                             -------------  -------------
    Total distributions....................................................       (87,916)      (243,142)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   323,386,822    280,419,107
  Decrease from capital shares repurchased.................................  (361,299,089)  (267,455,599)
                                                                             -------------  -------------
    Net increase (decrease) from capital share transactions................   (37,912,267)    12,963,508
                                                                             -------------  -------------
Total increase (decrease) in net assets....................................   (36,787,929)     3,069,596
Net assets:
  Beginning of year........................................................    99,184,283     96,114,687
                                                                             -------------  -------------
  End of year  *...........................................................   $62,396,354    $99,184,283
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income............................   $        --    $        --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                    CLASS A
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                          1998  (d)   1997  (d)    1996  (d)   1995  (d)      1994
                                          ----------  ----------  -----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.96   $    9.76    $   11.00   $   12.15   $   11.61
                                          ----------  ----------  -----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.02) *     (0.08)      (0.04)      (0.04)      (0.04)
  Net realized and unrealized gain
   (loss) on investments................      (0.03)      (0.70)       (0.77)       0.26        0.79
                                          ----------  ----------  -----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.05)      (0.78)       (0.81)       0.22        0.75
                                          ----------  ----------  -----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.01)      (0.02)       (0.43)      (1.37)      (0.21)
  In excess of net realized gain on
   investments..........................         --          --           --          --          --
                                          ----------  ----------  -----------  ----------  ----------
    Total distributions.................      (0.01)      (0.02)       (0.43)      (1.37)      (0.21)
                                          ----------  ----------  -----------  ----------  ----------
Net asset value, end of period..........  $    8.90   $    8.96    $    9.76   $   11.00   $   12.15
                                          ----------  ----------  -----------  ----------  ----------
                                          ----------  ----------  -----------  ----------  ----------

Total investment return (c).............      (0.54)%     (7.99)%      (7.43)%      1.94%       6.56%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  37,608   $  44,583    $  63,585   $ 111,105   $  98,066
Ratio of net investment income (loss) to
 average net assets.....................      (0.19)%     (0.61)%      (0.40)%     (0.40)%     (0.32)%
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       1.96%       1.99%        1.84%       1.99%       1.91%
  Without expense reductions and/or
   reimbursement........................       2.33%       2.06%        1.94%       2.14%       2.03%
Portfolio turnover rate++...............         67%         58%          31%         67%         49%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.03. + Commencing June 1, 1995, the Fund began offering Advisor Class Shares.
 ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)   1995  (d)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.67   $    9.49   $   10.78   $   12.02   $   11.57
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.07) *     (0.14)     (0.11)      (0.12)      (0.13)
  Net realized and unrealized gain
   (loss) on investments................      (0.04)      (0.66)      (0.75)       0.25        0.79
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.11)      (0.80)      (0.86)       0.13        0.66
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.01)      (0.02)      (0.43)      (1.37)      (0.21)
  In excess of net realized gain on
   investments..........................         --          --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.01)      (0.02)      (0.43)      (1.37)      (0.21)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.55   $    8.67   $    9.49   $   10.78   $   12.02
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (1.25)%     (8.42)%     (8.05)%      1.20%       5.81%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  22,815   $  24,250   $  32,116   $  41,274   $  27,355
Ratio of net investment income (loss) to
 average net assets.....................      (0.84)%     (1.26)%     (1.05)%     (1.05)%     (0.97)%
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       2.61%       2.64%       2.49%       2.64%       2.56%
  Without expense reductions and/or
   reimbursement........................       2.98%       2.71%       2.59%       2.79%       2.68%
Portfolio turnover rate++...............         67%         58%         31%         67%         49%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.03. + Commencing June 1, 1995, the Fund began offering Advisor Class Shares.
 ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+
                                          ---------------------------------------------------
                                                                                 JUNE 1, 1995
                                                 YEAR ENDED DECEMBER 31,              TO
                                          -------------------------------------  DECEMBER 31,
                                           1998  (d)    1997  (d)    1996  (d)    1995  (d)
                                          -----------  -----------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    9.05    $    9.81    $   11.02    $   10.50
                                          -----------  -----------  -----------  ------------
Income from investment operations:
  Net investment income (loss)..........        0.01*       (0.01)       (0.01)       (0.00)
  Net realized and unrealized gain
   (loss) on investments................       (0.04)       (0.73)       (0.77)        1.89
                                          -----------  -----------  -----------  ------------
    Net increase (decrease) from
     investment operations..............       (0.03)       (0.74)       (0.78)        1.89
                                          -----------  -----------  -----------  ------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (0.01)       (0.02)       (0.43)       (1.37)
  In excess of net realized gain on
   investments..........................          --           --           --           --
                                          -----------  -----------  -----------  ------------
    Total distributions.................       (0.01)       (0.02)       (0.43)       (1.37)
                                          -----------  -----------  -----------  ------------
Net asset value, end of period..........   $    9.01    $    9.05    $    9.81    $   11.02
                                          -----------  -----------  -----------  ------------
                                          -----------  -----------  -----------  ------------

Total investment return (c).............       (0.31)%      (7.54)%      (7.14)%      18.14 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   1,973    $  30,351    $     413    $     558
Ratio of net investment income (loss) to
 average net assets.....................        0.16%       (0.26)%      (0.05)%      (0.05)%(a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        1.61%        1.64%        1.49%        1.64 %(a)
  Without expense reductions and/or
   reimbursement........................        1.98%        1.71%        1.59%        1.79 %(a)
Portfolio turnover rate++...............          67%          58%          31%          67 %(a)

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.03. + Commencing June 1, 1995, the Fund began offering Advisor Class Shares.
 ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Japan Growth Fund (the "Fund") formerly, GT Global Japan Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly, GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued to the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates. At December 31, 1998, the Fund had segregated securities valued at $19,299,212 and cash of $1,868,000 to cover intial margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of $736,856 were on loan to brokers. The loans were secured by cash collateral of $762,500 received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $53,757.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $14,061,105 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may by resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no loans outstanding.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $4,412,250 with a weighted average interest rate of 6.33%. Interest expense for the year ended December 31, 1998, was $3,103 and is included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-adviser and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained sales charges of $18,903 and $8,184, respectively, Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected such CDSCs in the amount of $394 and $1,128 for the year ended December 31, 1998, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $81,408 and $98,773, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Funds. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G. T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $41,076,712 and $60,506,578, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     DECEMBER 31, 1998          DECEMBER 31, 1997
                                                                 -------------------------  -------------------------
                                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                                 -----------  ------------  -----------  ------------
CLASS A
---------------------------------------------------------------
Shares sold....................................................   31,462,291  $276,913,744   18,880,969  $187,727,101
Shares issued in connection with reinvestment of
  distributions................................................        5,162        45,216        9,319        84,712
                                                                 -----------  ------------  -----------  ------------
                                                                  31,467,453   276,958,960   18,890,288   187,811,813
Shares repurchased.............................................  (32,214,010) (285,404,844) (20,434,942) (203,841,370)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................     (746,557) $ (8,445,884)  (1,544,654) $(16,029,557)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................    3,640,751  $ 31,434,436    5,059,734  $ 49,439,098
Shares issued in connection with reinvestment of
  distributions................................................        3,285        27,680        4,729        41,630
                                                                 -----------  ------------  -----------  ------------
                                                                   3,644,036    31,462,116    5,064,463    49,480,728
Shares repurchased.............................................   (3,772,881)  (32,567,659)  (5,648,959)  (54,991,415)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................     (128,845) $ (1,105,543)    (584,496) $ (5,510,687)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................    1,661,544  $ 14,964,767    4,149,684  $ 43,125,403
Shares issued in connection with reinvestment of
  distributions................................................          110           979          126         1,163
                                                                 -----------  ------------  -----------  ------------
                                                                   1,661,654    14,965,746    4,149,810    43,126,566
Shares repurchased.............................................   (4,795,465)  (43,326,586)    (839,053)   (8,622,814)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................   (3,133,811) $(28,360,840)   3,310,757  $ 34,503,752
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $27,338 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended December 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.0767 per share (representing a total of $576,355). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1998 was $.0115 per share (representing a total of $86,545). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1998:

COUNTRY                                                          GROSS INCOME %   FOREIGN TAX PAID %
---------------------------------------------------------------  --------------   ------------------
Japan..........................................................       37.87              99.88
Nonqualifying..................................................        0.09               0.12
United States..................................................       62.04                 --
                                                                    -------            -------
                                                                     100.00%            100.00%
                                                                    -------            -------
                                                                    -------            -------

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Japan Growth Fund (formerly GT Global Japan Growth
Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Japan Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4) To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................      71,221,289           N/A      5,894,682
      Frank S. Bayley.............................................      71,241,614           N/A      5,874,357
      William J. Guilfoyle........................................      71,251,357           N/A      5,864,614
      Arthur C. Patterson.........................................      71,255,705           N/A      5,860,266
      Ruth H. Quigley.............................................      71,264,495           N/A      5,851,476
(2)(a) Approval of investment management and administration
       contract...................................................       4,086,789       176,125      1,702,967*
(2)(b) Approval of sub-advisory and sub-administration contract....      4,050,991       195,380      1,719,510*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       2,858,441       117,972        210,620
      CLASS B SHARES..............................................       1,437,441        59,730        100,450
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................       4,020,972       209,603      1,735,306*
(4)(b) Modification of Fundamental Restriction on Concentration....      4,020,972       209,603      1,735,306*
(4)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       4,019,325       211,250      1,735,306*
(4)(d) Modification of Fundamental Restriction on Making Loans.....      4,020,972       209,603      1,735,306*
(4)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       4,020,972       209,603      1,735,306*
(4)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................       4,020,972       209,603      1,735,306*
(4)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................       4,019,319       211,256      1,735,306*
(4)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       4,019,325       211,250      1,735,306*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...      4,019,325       211,250      1,735,306*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       4,020,777       209,798      1,735,306*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................       4,020,777       209,798      1,735,306*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of the Trust and Its Affiliates Own Securities.............       4,020,033       210,542      1,735,306*
(4)(m) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............       4,020,972       209,603      1,735,306*
(4)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................       4,020,416       210,159      1,735,306*
(4)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................       4,020,528       210,047      1,735,306*
(5)   To approve an agreement and plan of conversion and
       termination for each Trust.................................      54,496,135     2,507,411     20,112,425*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................      71,858,619     1,177,277      4,080,070

--------------------------
  * Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Dana R. Sutton
Vice President & Assistant Treasurer

Samuel D. Sirko
Vice President & Secretary

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO (NY), Inc.
1166 Avenue of the Americas
New York, NY 10036


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

THE AIM FAMILY OF FUNDS-Registered Trademark-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2), (A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2), (B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2), (D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2), (E)

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $109 BILLION IN ASSETS FOR MORE THAN 6.2 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF DECEMBER 31, 1998.

  THE AIM FAMILY OF FUNDS IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 10TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

JPG-AR-1